Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Finishing Touches Home Goods Inc.  (the “Company”) on Form 10-Q for the period ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nikolay Koval, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2011	By:	/s/ Nikolay Koval
Nikolay Koval Chief Executive Officer (Principal Executive Officer)